UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2008

______________

Atmospheric Glow Technologies,Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	333-11591	62-1647888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

924 Corridor Park Blvd., Knoxville, Tennessee 37932-3723

(Address of Principal Executive Office) (Zip Code)

(865) 777-3776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

Bankruptcy or Receivership

On June 17, 2008 a motion was filed on behalf of Atmospheric Glow Technologies, Inc. by the company's attorney Lynn Tarpy of Hagood, Tarpy, & Cox, PLLC in the United States Bankruptcy Court for the Eastern District of Tennessee, seeking authority to sell all company assets with the exception of the corporation's public shell.  Specifically, the motion seeks approval of certain sale procedures in association with the transfer of such assets, free and clear of liens, claims and interests to Genesis Industries, Inc. in exchange for $200,000.00.

The Court has set a hearing of this motion for 10:00 am on July 10, 2008 in the U.S. Bankruptcy Court, Courtroom 1C, United States Courthouse, 800 Market Square, Knoxville, TN 37902.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Atmospheric Glow Technologies, Inc.

Date: June 20, 2008	By:	/s/ Kimberly Kelly-Winterberg
Kimberly Kelly-Winterberg
	Title:	President